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                                                                   Exhibit 10.18
                     REGUS BUSINESS CENTRE SERVICE AGREEMENT

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Agreement number LA567234                                     Agreement date (MM/DD/YY) 11/8/99
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
The address of the business centre
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 Address            1620 26th Street, Suite 300               City                 Santa Monica
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 State              CA                                        Zip Code             90404
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Your details - Client
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 Company name      OneSoft                                    Contact Name/Title   Jamie Zamoff, Director of Operations
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 Address           1505 Farm Credit Drive                     City                 McLean
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 State             VA                                         Zip Code             22102
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 Telephone         (703) 823-9190 x2221                       Fax                  (703) 821-2248
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Your invoicing details (if different) - Client
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 Company Name      OneSoft                                    Contact Name/Title   Mr. Robin Rugg, Accounts Payable
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 Address           1505 Farm Credit Drive                     City                 McLean
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 State             VA                                         Zip Code             22102
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 Telephone         (703) 821-9190                             Fax                  (703) 821-2248
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The nature of your business for the purpose of this Agreement
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The number of workstations you are paying for and the room numbers allocated to you
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 Number of workstations         2-5          Rooms numbers initially allocated to you      32,33

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The standard fee per calendar month                                           The service retainer you have paid
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 $ 6,950                        plus local taxes of $ 0                        $ 16,600
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The initial period for which the agreement lasts
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 Start date (MM/DD/YY)  11/15/99                                   End date (MM/DD/YY)        5/14/00
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Comments
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We are REGUS BUSINESS CENTRE CORPORATION of 100 Manhattanville Road, Purchase, NY 10577. This Agreement incorporates our Terms of
Business attached to this Agreement USING REGUS BUSINESS CENTRES which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. Note that the agreement does not come to an end automatically. See
"Bringing your agreement to an end" overleaf.

Name   Randall Pevin                     (printed)            Name   Michele Pruitt                    (printed)
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Title  Vice President, Operations        (printed)            Title  Business Development Manager      (printed)
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Date   11/8/99                           (printed)            Date   11/8/99                           (printed)
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SIGNED on your behalf - Client                                SIGNED on our behalf - Regus

/s/ Randall V. Pevin                                          /s/ Michele Pruitt
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                                         Rev 8/99

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                          USING REGUS BUSINESS CENTRES

We are Regus Business Centre Corp. These are our terms of business. They apply to the service agreement which you the client have signed (which we refer to simply as your agreement). If two or more of you have signed the agreement your liabilities are joint and several. Your agreement supersedes any previous agreement you may have had with us for the same services and contains all the terms we have agreed.

                 STANDARD SERVICES INCLUDED IN YOUR STANDARD FEE

Furnished office accommodation : We are to provide the number of serviced and fully furnished office rooms for which you have agreed to pay in the business centre stated in your agreement. Your agreement lists the rooms we have initially allocated for your use. We may need to allocate different rooms from time to time, but these will be of equivalent size and we will try to agree these with you in advance.

Office services : We are to provide the following office services during normal opening hours Monday to Friday

 . access to your accommodation
 . personalised telephone answering by our operators
 . reception of your visitors by our receptionist
 . heating and (where available) air conditioning
 . lighting and electrical power
 . cleaning
 . servicing, maintenance and repair of our equipment
 . use of a kitchen, sanitary facilities and photocopying areas

We are happy to discuss special arrangements for use of these facilities outside our normal opening hours.

Loyalty bonus : During each calendar month while this agreement lasts you are entitled (subject to availability) to 4 hours free use of a standard 1 - 4 person meeting or board room in the business centre and 3 days' free use of a 1 - 2 person office at any other Regus business centre world wide.

                               ADDITIONAL SERVICES

The following services are available for an extra charge in accordance with our published rates from time to time.

 . Secretarial services           . Photocopying
 . Telephone line and usage       . Messaging
 . Courier services               . Facsimile
 . Travel arrangements            . Office supplies
 . Translations                   . Meeting and conference rooms
 . Food and beverage services     . Mail handling
 . Voicemail *                    . Video conferencing *
 . Car parking *                  . High speed internet access *

*  available at some centres only

                             USING THE ACCOMMODATION

On moving in : You will be asked to sign an inventory of all accommodation, furniture and equipment you are permitted to use, together with a note of its condition, and details of the keys or entry cards issued to you.

The nature of your business : You must only use the accommodation for office purposes, and only for the business stated in your agreement or subsequently agreed with us. Office use of a "retail" nature, involving frequent visits by members of the public, is not permitted. You must not carry on a business which competes with our business of providing serviced office accommodation. You must not use the name Regus in any way in connection with your business.

Your name and address : You may only carry on that business in your name or some other name that we previously agree. At your request and cost we will include that name in the house directory at the business centre, where this is available. You must not put up any signs on the doors to your accommodation or anywhere else which is visible from outside the rooms you are using. You may use the business centre address as your business address.

Taking care of our property : You must take good care of all parts of the business centre, its equipment, fittings and furnishings which you use. You must not alter any part of it. You are liable for any damage caused by you or those in the business centre with your permission or at your invitation.

Office furniture and equipment : You must not install any furniture or office equipment, cabling, IT or telecom connections without our consent, which we may refuse at our absolute discretion.

Keys and security : Any keys or entry cards which we let you use remain our property at all times. You must not make any copies of them or allow anyone else to use them without our consent. Any loss must be reported to us immediately and you must pay the cost of replacement keys or cards and of changing locks, if required. If you are permitted to use the business centre outside normal working hours it is your responsibility to lock the doors to your accommodation and to the business centre when you leave.

Comply with the law : You must comply with all relevant laws and regulations in the conduct of your business. You must do nothing illegal. You must not do anything that may interfere with the use of the business centre by us or by others, cause any nuisance or annoyance, increase the insurance premiums we have to pay or cause loss or damage to us or to the owner of any interest in the building which contains the business centre. You acknowledge that (a) the terms of the foregoing sentence are a material inducement to us for the execution of your agreement and (b) any violation by you of the foregoing sentence shall constitute a material default by you hereunder, entitling us to terminate your agreement.

Comply with house rules : You must comply with any house rules which we impose generally on users of the business centre whether for reasons of health and safety, fire precautions or otherwise. You must not bring animals into the business centre. You must not play music or use amplification equipment in a way that can be heard outside your rooms.

Insurance : It is your responsibility to arrange insurance for your own property which you bring into the business centre and for your own liability to your employees and to third parties.

                             PROVIDING THE SERVICES

Access to your accommodation : We can enter your accommodation at any time. However, unless there is an emergency we will as a matter of courtesy try to inform you in advance when we need access to carry out testing, repair or works other than routine inspection, cleaning and maintenance. We will also respect security procedures to protect the confidentiality of your business.

At the start of your agreement : If for any reason we cannot provide the number of rooms stated in your agreement by the date when your agreement is due to start we have no liability to you for any loss or damages but you may cancel the agreement without penalty. We will not charge you the standard fee for rooms you cannot use until they become available.

Suspension of services : We may by notice suspend the provision of services (including access to the accommodation) for reasons of political unrest, strikes, or other events beyond our reasonable control, in which event payment of the standard fee will also be suspended for the same period. Our liability :
We are not liable for any loss as a result of our failure to provide a service as a result of mechanical breakdown, strike, delay, failure of staff, termination of our interest in the building containing the business centre or otherwise unless we do so deliberately or are grossly negligent. We are also not liable for any failure until you have told us about it and given us a reasonable time to put it right.

                                 YOUR AGREEMENT

The nature of your agreement : Your agreement is the commercial equivalent of an agreement for accommodation in a hotel. The whole of the business centre remains our property and in our possession and control. You acknowledge that your agreement creates no tenancy interest, leasehold estate or other real property interest in your favor with respect to the accommodation. We are giving you just the right to share with us the use of the business centre so that we can provide the services to you. The agreement is personal to you and cannot be transferred to anyone else. We may transfer the benefit of your agreement and our obligations under it at any time.

Duration : Your agreement lasts for the period stated in it and will then automatically be extended for successive periods of three months until brought to an end by you or by us.

Bringing your agreement to an end : Either of us can terminate your agreement at the end date stated in it, or at the end of any three month extension period, by giving at least three months' notice to the other. However, if your agreement is for three months or less and one of us wishes to terminate it, the notice period is two months or (if shorter) one week less than the period stated in your agreement.

Ending your agreement immediately : We may put an end to your agreement immediately by giving you notice if:

 . we have reason to suspect that you may not be able to pay fees on time
 . you are in breach of one of your obligations which cannot be put right or which we have given you notice to put right and which you have failed to put right within fourteen days of that notice, or
 . your conduct, or that of someone at the business centre with your permission or at your invitation, is incompatible with ordinary office use

If we put an end to the agreement for any of these reasons it does not put an end to any then outstanding obligations you may have and you must

 . pay for additional services you have used
 . pay the standard fee for the remainder of the period for which your agreement would have lasted had we not ended it, or (if longer) for a further period of a three months, and
 . Indemnify us against all costs and losses we incur as a result of the termination.

If the business centre is not available : In the unlikely event that we are no longer able to provide the services and accommodation at the business centre stated in your agreement then your agreement will end and you will only have to pay standard fees up to the date it ends and for the additional services you have used. We will try to find suitable alternative accommodation for you at another Regus business centre.

When your agreement ends

 . you are to vacate the accommodation immediately, leaving it in the same condition as it was when you took it, save for fair wear and tear. If you leave any of your own property in the business centre we may dispose of it in any way we choose without owing you any responsibility for it or any proceeds of sale
 . you must also enter into a Link agreement with us on our standard terms at the time for at least 3 months.

If you continue to use the accommodation when your agreement has ended

 . you are responsible for any loss, claim or liability we incur as a result of your failure to vacate on time
 . we may, at our discretion, permit you an extension subject to a surcharge on the standard fee.

Employees : While your agreement is in force and for a period of six months after it ends, you must not solicit or offer employment to any of our staff. If you do, we estimate our loss at the equivalent of one year's salary for each of the employees concerned and you must pay us damages equal to that amount.

Notices : All formal notices must be in writing.

Confidentiality : The terms of your agreement are confidential. Neither of us must disclose them without the other's consent unless required to do so by law or an official authority. This obligation continues after your agreement ends.

Indemnities : You must indemnify us in respect of all liability, claims, damages, loss and expenses which may arise

 . if someone dies or is injured while in the accommodation you are using
 . from a third party in respect of your use of the business centre and the services
 . from a third party in respect of our provision of services to you
 . if you do not comply with the terms of your agreement

You must also pay any costs, including reasonable legal fees, which we incur in enforcing your agreement.

Consequential loss : If for any reason we cannot provide you with any service our liability is limited to crediting or returning to you a fair proportion of the relevant fee. To the extent permitted by law we have no liability whatever for any consequential loss as a result of anything we or our staff do or fail to do.

Applicable law: Your agreement is interpreted and enforced in accordance with the laws of the state in which the business centre in question is located. We both accept the non-exclusive jurisdiction of the courts of such jurisdiction.

                                      FEES

Standard services : The standard fee is payable in advance in full on the 10th day of each month in respect of standard services to be provided during the following calendar month. For a period of less than a month the fee will be apportioned on a daily basis. You agree to pay promptly (i) all sales, use, excise and any other taxes and licence fees which you are required to pay to any governmental authority (and, at our request, will provide to us evidence of such payment) and (ii) any taxes paid by us to any governmental authority that are attributable to the accommodation, including, without limitation, any gross receipts, rent and occupancy taxes, or tangible personal property taxes.

Additional services : Fees for additional services are invoiced in arrears and payable on the 25th day of the month following the calendar month in which the additional services were provided.

Payment terms : All payments are to be made by direct debit. You are required to sign a direct debit mandate on or within seven days after entering into your agreement.

Service retainer : The service retainer you paid on entering into your agreement will be held by us as security for performance of all your obligations under your agreement. The service retainer, or any balance after deducting outstanding fees and other costs due to us, will be returned to you within 60 days after your agreement ends. We may require you to pay an increased service retainer if

 . outstanding fees exceed the service retainer held
 . you frequently fail to pay fees when due
 . you fail to sign a direct debit mandate when required.

Late payment : If you do not pay fees when due, we may charge interest at the rate of 2% per month on the amounts outstanding. If you dispute any part of an invoice you must pay the amount not in dispute by the due date.

Withholding services : We may withhold services (including for the avoidance of doubt, denying you access to your accommodation) while there are any outstanding fees and interest or you are in breach of your agreement.

Subordination : Your agreement is subordinate to our lease with our landlord and to any other agreements to which our lease with our landlord is subordinate.

Rev 8/99